                                                               EXHIBIT 10.9

All sections marked with two asterisks ("**") reflect portions which have been redacted. The unredacted exhibit has been filed separately with the Securities and Exchange Commission as part of a request for confidential treatment.



[LOGO]

MOTOROLA INC.

July 15, 1996

Mr. Jeffery L. Fuller
President and COO
Transcrypt International
4800 NW 1st Street
Lincoln, NE 68521-9918

Dear Jeff:

This letter is written in support of the license amendment currently in process. It is expected that the amended license agreement will be executed soon and that the attached documents will be needed to support your efforts with respect to this amended license agreement.

In addition to the provisions of the OEM agreement dated August 2, 1994 (hereinafter the "Original OEM Agreement", the licensee now wishes to obtain the rights to purchase additional products from Motorola and to resell them to its own customers or to use these products in manufacturing its own products, including reselling and distributing such products to its own customers.

NOW, THEREFORE, in consideration of these premises and the following terms and conditions, the parties further agree as follows:

This letter shall serve as an amendment to the OEM Agreement of August 2, 1994 as previously entered into between the parties. In the event of conflict of language as to between this letter and the "Original OEM Agreement" This letter shall prevail. In all other instances, the terms and conditions of the OEM agreement of August 2, 1994 shall continue in full force and effect.

1). In section 1.1 of the "Original OEM Agreement", Agreement of Purchase and Sale," is amended as follows:

         In line 2, please add MTS 2000 accessory products and side connector and related products as defined in the new appendix "A" and Appendix "B".

2). Appendix "A" and "B" attached to the "Original OEM Agreement" should be deleted and have been replaced by New Appendix "A" (Price Catalog) Page 5, dated 2-1-94, Page 5A, dated 3-1-96, Page 15H, G and J, dated 2-1-96, New Appendix "B" pages 1 and 2 dated April 19, 1996, and New Appendix "C" dated June 11, 1996.

Please sign this memo and return the original to me for our records.


Regards,


ROBERT J. McCALL
-------------------------------------
Robert J. McCall                              Date: July 15, 1996
Vice President and General Manager                  ---------------------------
North American Radio Systems Division


JEFFREY FULLER
-------------------------------------
Jeffrey Fuller                                Date: 9/13/96
President and COO                                   ---------------------------
Transcrypt International Inc.

                               APPENDIX A PAGE 1

                                                    ACCESSORIES - PRICE CATALOG

Price agreement valid only on items forecasted by Transcrypt International and only on items available from RSNG-Items available from the America Parts Division can be negotiated separately.


[LOGO] MOTOROLA


                              KEY VARIABLE LOADERS
                            OPTIONS AND ACCESSORIES

SECTION    PAGE
5.0          5
-----------------

DATE: 2-1-94                                                            APC: 424
                                                                 Except as noted
--------------------------------------------------------------------------------
                              KEY VARIABLE LOADERS

Key Variable Loaders are required to load keys for all Secure equipped products containing DES/DES-XL and DVP/DVP-XL. All models include a medium-to-high capacity battery as standard. Interface cables, required for programming Securenet equipment, must be ordered separately. The "D" version of the Key Variable Loader (KVL) is also compatible with all existing Securenet and Advanced Securenet equipment.

Key Loader selection is based on the type of encryption used in the system. The DVP-XL Key Loader is compatible only with DVP-XL encryption. The DVP Key Loader is compatible only with DVP encryption. NOTE: The T3011_X Key Variable Loader is compatible with both DES and DES XL encryptions. The now obsolete T3020_X Key Loader is compatible only with DES encryption.

       FOR DVP ENCRYPTION
         DVP KVL . . . . . . . . . . . T3010_X  . . . 1725.00

       FOR DES OR DES-XL ENCRYPTION
         Key Variable Loader . . . . . T3011_X  . . . 1960.00

Note: The T301 1_X DES Key Variable Loader is compatible with both DES and DES-XL Encryption. The now obsolete T3020-X Key Loader is compatible only with DES Encryption.

       FOR DVP-XL ENCRYPTION
         DVP-XL KVL  . . . . . . . . . T3014_X . . . $1725.00

                              FIELD RETROFIT KITS
                      (LIST AS MAIN LINE ITEMS ON STIC-1)

Upgrade from "CX" models to "DX" models is required for all ASTRO radios. To convert an existing "AX" or "BX" Key Variable Loader for Multikey operation or to upgrade an existing "CX" Mufti Key Variable Loader to a "DX" model, replace the EPROM with one of the kits listed below. There are limitations to the KVL's Advanced Securenet capabilities when converting an existing key loader. Specifically, upgraded "AX" and "BX" KVL's are not compatible with remote KVL operation.

       DVP (T3010AX) KVL  . . . . . . . . . TLN3411     $150.00
       DES/DES-XL (T3011AX/BX) KVL  . . . . TLN3412      150.00
       DES/DES-XL (T3011CX) KVL . . . . . . TLN3413      150.00
       DVP-XL (T3014AX/BX) KVL  . . . . . . TLN3418      150.00
       DVP-XL (T3014C) KVL  . . . . . . . . TLN3419      150.00

                                BATTERY OPTIONS
                      (LIST AS SUB LINE ITEMS ON STIC-1)

DEL: Battery........................... H207            -102.00



                            INTERFACE CABLE OPTIONS
                       (LIST AS SUB LINE ITEMS ON STIC-1)

ADD: Cable for MX300S, STX Portables  . . . . . . . . . . C540      $ 52.00
ADD: Cable for MICOR mobile and base, and
     Portable Repeater  . . . . . . . . . . . . . . . . . C541        52.00
ADD: Cable for SYNTOR, SYNTOR X, MCX1000
     Mobile, Series II CIU, PX300-S Portable,
     SVX1000  . . . . . . . . . . . . . . . . . . . . . . C542        52.00
ADD: Cable for EXPO Portable, SYNTOR X 9000,
     SYNTOR X 9000E, SPECTRA, MSF5000 . . . . . . . . . . C543        52.00
ADD: Cable kit for SPECTRA (includes TKN8531
     cable and TRN7111 Adapter) . . . . . . . . . . . . . C954        78.00
ADD: Cable for SABER Portable . . . . . . . . . . . . . . C544        52.00
ADD: Cable for remote KVL operation . . . . . . . . . . . C721       100.00
ADD: Cable for MTS2000 (APC 129)  . . . . . . . . . . . . C724        89.00

                                  ACCESSORIES
                      (LIST AS MAIN LINE ITEMS ON STIC-1)
                          BATTERY CHARGERS (APC: 485)
All Chargers have 50-60 Hz input.

                                              CHARGING TIME
Capacity-Input Voltage                    1 Hour           14 Hours

1 Unit                                    NLN8858           NLN8856
117 volt                                  $194.00           $107.00

6 Unit                                    NTN4831           NTN4832
117/220 Volt                              $813.00           $520.00

1 Unit                                    NLN4038           NLN4036
220 Volts*                                $194.00           $107.00

*Unit is supplied without line cord plug.

Wall Mount Kit for 6 unit
     charger (APC: 485) . . . . . . . . . NLN4127            $26.00

Rack Mount Kit for 6 unit
     charger (APC: 485) . . . . . . . . . NLN4128             26.00

                                        EXTRA BATTERIES
Medium-High Capacity (2 hour
     recharge) (APC 362)  . . . . . . . . NLN9998           $121.00

                              CARRYING ACCESSORIES
                      (LIST AS MAIN LINE ITEMS ON STIC-1)

Belt, black (APC: 476)  . . . . . . . . . NLN6042            $16.00
Carrying Strap, black 1 3/4
   inch (APC: 651)  . . . . . . . . . . . NLN6349             16.00
Chest Pack (APC: 596) . . . . . . . . . SP7803701             37.50

Note:    NLN8861 and NLN8862, carrying holders, are not usable with Key
Loaders.

       Note:   For DES/IDES-XL options, see page 24C

   SHIPMENTS TO COUNTRIES OUTSIDE OF THE UNITED STATES REQUIRE A U. S. STATE
                      DEPARTMENT MUNITIONS LICENSE TO EXPORT.

APPENDIX A PAGE 2

                                                     Accessories - Price Catalog

Price agreement valid on items forecasted by Transcrypt International and only on items available from RNSG-Items available from the America Parts Division can be negotiated separately.

[LOGO]   MOTOROLA


SECTION          PAGE                            KEY VARIABLE LOADERS

  5.0             5A                             OPTIONS AND ACCESSORIES
---------------------
DATE: 3-1-96
                                                                        APC: 424
                                                                 Except as Noted
--------------------------------------------------------------------------------

                             SPARE INTERFACE CABLES
                      (LIST AS MAIN LINE ITEMS ON STIC-1)

Cable for MX300, MX300-S, MX300-R and STX Portable  . . . . . . . . . . . . . . . . . .   TKN8209                 $ 52.00

Cable for MICOR mobile and base and Portable Repeater . . . . . . . . . . . . . . . . .   TKN8210                   52.00

Cable for SYNTOR, SYNTOR X, MCX100, MCX 1000 mobile, Series II CIU,
SVX-1000, ASTRO DIU, PX300-S Portable . . . . . . . . . . . . . . . . . . . . . . . . .   TKN8229                   52.00

Cable for EXPO portable, SYNTOR X 9000,
SYNTOR X 9000E, SPECTRA, and ASTRO SPECTRA  . . . . . . . . . . . . . . . . . . . . . .   TKN8531                   52.00

Cable Adapter for SPECTRA (requires cable TKN8531 or TKN8359) to load
key into SPECTRA (APC: 271) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   TRN7414                   26.00

Cable for SABER and ASTRO Portable  . . . . . . . . . . . . . . . . . . . . . . . . . .   TKN8506                   52.00

Cable for remote KVL operation (for use with the TDN7361 modem,
See Sec. 2.2, Page 11)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   TKN8584                  100.00

Cable for MTS2000 (APC: 129)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   TDN9390                  129.00

Note: Spare Programming Interface Cables are also available from Worldwide System & Aftermarket Products Division.

APPENDIX A PAGE 3                                    Accessories - Price Catalog

Price agreement valid only on items forecasted by Transcrypt International and only on items available from RNSG-Items available from the America Parts Division can be negotiated separately.

[LOGO]  MOTOROLA
                    SECURE/CONVENTIONAL/TRUNKED RADIO SYSTEMS

                            MTS 2000 PORTABLE SERIES

SECTION      PAGE       VHF, UHF, 800, AND 900 MHZ BANDS
  5.0        15H
-----------------
                                  ACCESSORIES

DATE: 2-1-96                                                          APC: 476
                                                               Except as noted
--------------------------------------------------------------------------------
                              ACCESSORIES (CONT'D)
                      (LIST AS MAIN LINE ITEMS ON STIC-1)

                                   BATTERIES

         NICKEL CADMIUM DUAL CHARGE (APC 402)
         High Capacity  (1300mAH) . . . . . . NTN7143         $85.00
         Ultra Capacity (1500mAH) . . . . . . NTN7144        $110.00

                        FACTORY MUTUAL BATTERIES C
See pages 2B and 2C of Section 3.0 for details of Factory Mutual approvals.

   Ni-Cd Ultra High Capacity, Intrinsically Safe, Class I,II,III
     Division 1,2, Groups D,F,& G . . . . . . . . . . . . NTN7147     $152.00
   Ni-Cd Ultra High Capacity, Intrinsically Safe, Class I,II,III
     Division 1,2, Groups C,D,E,F,& G . . . . . . . . . . NTN7341     $152.00
   Ni-Cd High Capacity, Intrinsically Safe, Class I,II,III
     Division 1,2, Groups C,D,E,F,& G . . . . . . . . . . NTN7372     $121.00
   Ni-Cd High Capacity, Intrinsically Safe, Class I,II,III
     Division 1,2, Groups D,E,F,& G . . . . . . . . . . . NTN7146     $121.00

                              BATTERY ACCESSORIES
  Contact WSAPD (1-800-422-4210) for a additional information on the following items:

                   BATTERY MAINTENANCE SYSTEM (BMS) (APC 129)
6 station, universal BMS adapts to various batteries using interchangeable battery adapters (order separately). Capable of charging & discharging batteries; tracking battery voltage & mAh.

          110V AC, 50/60 Hz . . . . . . . . . . . . . . . .  TDN9430
          230V AC, 50/60 Hz . . . . . . . . . . . . . . . .  TDN9431
          Adapter, Universal Clip Lead  . . . . . . . . . .  TDN9432

          Adapter, Universal Dip Switch . . . . . . . . . .  TDN9527
          Adapter, MTS2000  . . . . . . . . . . . . . . . .  TDN9435

                          BATTERY ELIMINATOR (APC 596)
The following slides onto the radio in place of the portable battery drawing power from the vehicle's battery.

          Battery Eliminator  . . . . . . . . . . . . . . .  RLN4335

                            BATTERY TESTER (APC 372)

This unit will discharge the battery to determine it's capacity. A separate charger must be ordered to recharge the battery. The battery tester must be ordered with either the adapter, or with a cable/clip lead shown below.

          Battery tester, Single Unit . . . . . . . . . . .  RLN4201
          Adapter . . . . . . . . . . . . . . . . . . . . .  RLN4048
          Cable/Clip Lead, 7.5V . . . . . . . . . . . . . .  RKN4037



                          VEHICULAR CHARGER (APC 291)
Vehicular charger to Ni-Cd batteries . . . . . .  TDN9816       $285.00
(Compatible with PAC/RT.)

                               AUDIO ACCESSORIES

                           REMOTE SPEAKER MICROPHONES
Includes a 6.0' coiled cord assembly, 3.5 mm earjack, swivel clip, quick disconnect latch and FM approval.

          Remote Speaker/Microphone  . . . . . .  NMN6193        $83.00
          Noise Cancel Remote Spkr Mic . . . . .  NMN6191        $92.00

                           PUBLIC SAFETY MICROPHONES

         18" Public Safety Mic w/ Straight Cord   NMN6243       $102.00
         24" Public Safety Mic w/ Straight Cord   NMN6244       $102.00
         30" Public Safety Mic w/ Straight Cord   NMN6228       $102.00

                      SURVEILLANCE ACCESSORIES (APC: 129)

The following accessories require the BDN6676 (3.5 mm adapter jack) that attaches to the radio. (Cat Sheet R0-9-176)


Earpiece with standard earphone . . . . . . . . . BDN6664        $34.00
Earpiece with Xloud earphone  . . . . . . . . . .
(Exceeds OSHA limits) . . . . . . . . . . . . . . BDN6665        $36.00
Earpiece with volume control  . . . . . . . . . . BDN6666        $47.00
Earpiece, Mic and PTT combined  . . . . . . . . . BDN6667       $114.00
Earpiece, Mic and PTT separate  . . . . . . . . . BDN6668       $150.00
Earpiece, Mic and PTT combined with extra
loud earpiece (exceeds OSHA limits) . . . . . . . BDN6669       $118.00
Earpiece, Mic and PTT separate with extra
loud earpiece (exceeds OSHA limits) . . . . . . . BDN6670       $160.00
Earpad, w/3.5mm threaded plug . . . . . . . . . . BDN6719        $35.00
Earbud, Single with Mic and PTT combined,
Black . . . . . . . . . . . . . . . . . . . . . . BDN6780        $52.00
Earbud, Single, Receive Only, Black . . . . . . . BDN6781        $25.00
Earbud, Dual, Receive Only, Black . . . . . . . . BDN6782        $28.00

3.5 mm jack adapter with quick disconnect latch
(Required for use with above) . . . . . . . . . . BDN6676        $50.00

                                  TILT SWITCH
The Tilt Switch is an FM approved external emergency switch that is activated when the unit is tilted at a greater than 60 degree angle. The emergency feature must be programmed into the radio to enable the tilt switch option.

          Tilt Switch . . . . . . . . . . . . . . NTN7660       $150.00

  THESE ARE FACTORY MUTUAL APPROVED OPTIONS.  SEE SECTION 3.0 PAGES 2B AND 2C
                                  FOR DETAILS.

      ALL ITEMS ON THIS PAGE REQUIRE AN EXPORT LICENSE TO BE EXPORTED FROM
                            THE UNITED STATES/CANADA

APPENDIX A PAGE 4                                    ACCESSORIES - PRICE CATALOG

Price agreement valid only on items forecasted by Transcrypt International and only on items available from RNSQ - Items available from the America Parts Division can be negotiated separately.

                   SECURE/CONVENTIONAL/TRUNKED RADIO SYSTEMS

                            MTS 2000 PORTABLE SERIES

SECTION      PAGE       VHF, UHF, 800, and 900 MHz Bands
  5.0        15G
-----------------                 ACCESSORIES
Date: 2-1-96
                                                                        APC: 476
                                                                 Except as noted

--------------------------------------------------------------------------------

                                  ACCESSORIES
                      (LIST AS MAIN LINE ITEMS ON STIC-1)

                                    ANTENNAS

                               VHF BAND (APC: 271)
                 Helical 136-150.8 MHz ...............  NAD6566    $15.00
                 Helical 150.8-162 MHz ...............  NAD6567    $15.00
                 Helical 162-174 MHz .................  NAD6568    $15.00
                 Dipole 136-174 MHz ..................  NAD6563    $20.00

                               UHF BAND (APC: 271)
                 Helical 403-435 MHz .................  NAE6546    $15.00
                 Helical 435-470 MHz .................  NAE6547    $15.00
                 Helical 470-520 MHz .................  NAE6548    $15.00
                 Whip 403-520 MHz ....................  NAE6549    $20.00

                                  800 MHz BAND
                 806-941 MHz 1/4 Wavelength Whip
                   (APC: 271) ........................  NAF5042    $22.00
                 806-870 MHz 1/2 Wavelength Whip
                   (Flex) (APC: 402) .................  NAF5037    $31.00
                 806-870 MHz Dipole (APC: 402)........  NAF5039    $31.00

                                  900 MHz BAND
                 806-941 MHz 1/4 Wavelength Whip
                   (APC: 271).........................  NAF5042    $22.00
                 896-941 MHz 1/2 Wavelength Whip
                   (Flex) (APC: 402) .................  NAF5038    $31.00
                 996-941 MHz Dipole (APC: 402)........  NAF5040    $31.00

                             CARRYING ACCESSORIES

                 LEATHER CASES (include snap belt loop & t-Strap)
                 Case for High Capacity Battery ......  NTN7238    $51.00
                 Case for Ultra High Capacity
                   Battery ...........................  NTN7239    $51.00

                   SWIVEL LEATHER CASES (Include belt loop & t-strap)
                 2.5" BELT LOOP:
                 Case for High Capacity Battery ......  NTN8035    $60.00
                 Case for Ultra High Capacity
                   Battery ...........................  NTN8036    $60.00
                 3.0" belt loop:
                 Case for High Capacity Battery ......  NTN8037    $60.00
                 Case for Ultra High Capacity
                   Battery ...........................  NTN8038    $60.00


                           SWIVEL LEATHER CASES WITH D-RING
                 Swivel D-Ring Case w/2.5" belt loop .. NTN1534    $25.00
                 Swivel D-Ring Case w/3.0" belt loop .. NTN1535    $25.00
                 D-Ring replacement ................... NTN8063    $16.00

                       NYLON CASE (Inc. snap belt loop & t-Strap
                 Case for High & Ultra Capacity
                   Battery ............................ NTN7247    $24.00

                 CHEST PACK (Inc. carry pouch & adjustable straps)
                 Chest Pack (for any battery)
                   (APC 129) .......................... TDN9326    $35.00

                                PORTABLE RADIO HANGER
                 The hanger slides over and hangs from the door panel in a vehicle. The radio's bell clip slides onto the hanger allowing convenient, easy mounting. 2 sizes are available.
                 Made of black, powder-coated metal. (APC 129)

                 Hanger, for Door Panels up
                   to 2 1/4" .......................... TDN9327
                 Hanger, for Door Panels 2 3/4"
                   to 3 1/4"........................... TDN9373

                                      SWIVELLER
                 Swiveller (includes clip button,
                 holster and belt; all items also
                 available separately) (APC 129) ...... TDN9684
                   Clip button (mounts on battery)..... TDN9690
                   Holster (compatible with all
                     buttons) ......................... TDN9688
                   Belt (2" wide nylon)................ TDN9687

                 Note:  Buttons available for other radios; see radio pages

                                      T-STRAPS
                 For All Leather Cases (APC: 372) ..... NTN7782    $6.00
                 For All Nylon Cases .................. NTN7376    $6.00

                                     BELT LOOPS
                 2.5" swivel belt loop ................ NTN8039    $12.00
                 3.0" swivel belt loop ................ NTN8040    $12.00

                                     BELT CLIPS
                 2.5" belt clip - black ............... NTN7317    $10.00
                 3.0" belt clip - black alum.
                   (APC: 402) ......................... NTN7318    $13.00

                               BELTS AND CARRY STRAPS
                 Black Belt 3.0" wide (APC: 653)....... NLN6042    $16.00
                 Shoulder Carry Strap (APC: 651)....... NLN6349    $16.00

                                      CHARGERS

                            SINGLE UNIT COMPACT CHARGERS
                 Included are a compact stand alone charger stand & combination line cord/transformer/adapter. Slow Compact Chargers require
                 16 hrs. of operation, Rapid Compact Chargers need less than 2 hrs.

                 110 V. Slow .......................... NTN1174    $30.00
                 110 V. Rapid ......................... NTN1171    $90.00
                 220 V. Slow (2 prong Euro plug) ...... NTN1175    $30.00
                 220 V. Rapid (2 prong Euro plug)...... NTN1172    $90.00
                 240 V. Slow (3 prong U.K. plug) ...... NTN1176    $30.00
                 240 V. Rapid (3 prong U.K. plug)...... NTN1173    $90.00

                                  DESKTOP CHARGERS
                 These chargers typically need 1 hour for complete battery charge. Multi Unit chargers can accommodate up to 6 batteries at once. These chargers are designed for Domestic &
                 International operation through the use of interchangeable plug-in line cords. Additional line cords may be purchased separately. (See below)

                 ENHANCED SINGLE UNIT CHARGERS
                 110 V. Rapid ......................... NTN1168    $125.00
                 220 V. Rapid (2 prong Euro plug)...... NTN1169    $125.00
                 240 V. Rapid (3 prong U.K. plug)...... NTN1170    $125.00
                 MULTI UNIT CHARGERS
                 110 V. Rapid ......................... NTN1177    $675.00
                 220 V. Rapid (2 prong Euro plug) ..... NTN1178    $675.00
                 240 V. Rapid (3 prong U.K. plug) ..... NTN1179    $675.00

                                MULTI UNIT WALL MOUNT
                 Wall Mount Kit ....................... NLN7967    $ 20.00

                          ENHANCED & MULTI UNIT LINE CORDS
                 The following can be used on any Enhanced Single Unit Rapid
                 Chargers of the Multi Unit Rapid Charger providing for
                 Domestic or International charging capability.

                 110 V. Interchangeable Line Cord ..... NTN7373    $  6.00
                 220 V. Interchangeable Line Cord
                   with 2 prong Euro plug ............. NTN7374    $ 15.00
                 240 V. interchangeable Line Cord
                   with 3 prong U.K. plug ............. NTN7375    $ 21.00

      ALL ITEMS ON THIS PAGE REQUIRE AN EXPORT LICENSE TO BE EXPORTED FROM
                            THE UNITED STATES/CANADA

                                                      Accessories-Price Catalog

Price agreement valid only on items forecasted by Transcrypt International and only on items available from RNSG. Items available from the America Parts Division can be negotiated separately.

[MOTOROLA LOGO]
                                SECURE/CONVENTIONAL/TRUNKED RADIO SYSTEMS
  Section       Page
                                        MTS 2000 PORTABLE SERIES
    5.0         15J
----------------------              VHF, UHF, 800, AND 900 MHz BANDS
Date: 2-1-96
                                              ACCESSORIES

                                                                    APC AS NOTED
--------------------------------------------------------------------------------
                                  ACCESSORIES
                      (LIST AS MAIN LINE ITEMS ON STIC-1)

                           AUDIO ACCESSORIES (Cont'd)

                        EAR MICROPHONE SYSTEM (APC: 129)

This two-way communications device is designed to pick up the voice through bone vibrations directly in the ear canal. A complete system consists of an Ear Microphone and the corresponding Radio Interface Module (PTT or VOX).

                   EAR MICROPHONE (APC: 129
Standard Ear Microphone, black (for noise levels
up to 95 db).............................BDN6677        $198.00
Standard Ear Microphone, beige (for noise levels
up to 95 db).............................BDN6678        $198.00
High Noise level Ear Microphone, grey
(up to 105 db)...........................BDN6641        $247.00
(THE ABOVE ITEMS REQUIRE INTERFACE MODULE LISTED BELOW.)

               RADIO INTERFACE MODULE (APC: 129)
Push-to-talk Interface Module............BDN6708        $284.00
Voice-activated Interface Module.........BDN6671        $347.00

                HEADSET ACCESSORIES

Noise-Cancelling Boom Mic Headset with PTT on earcup
(use with BDN6673).......................BDN6645        $439.00
Headset adapter cable....................BDN6673        $205.00

                        MOBILE VEHICULAR ADAPTER (MTVA)
                        BASIC CONSOLE PACKAGE (APC 476)

Includes lockable holder, control unit, compact mic, mounting hardware & cables. Control unit contains a battery charger that rapid charges batteries in 2 hrs. Order mobile antenna separately from Worldwide System & Aftermarket Products Division (1-800-422-4210). MTVA uses a mini UHF female connector. (Cat Sheet R3-4-160)

NOTE: BASIC MTVA CANNOT BE RETROFITTED IN THE FIELD WITH POWER AMPLIFIER. POWER AMPLIFIER OPTIONS MUST BE ORIGINALLY ORDERED FROM THE FACTORY.

ORDER AS MAIN LINE ITEM:
Basic MTVA Package.........................N1671        $415.00
ORDER AS OPTIONS:
ADD: 6 Watt Audio Speaker...................Q147         $99.00
ADD: Trunk Mount Cable Kit (w/o RFPA)........H24         $25.00
ALT: Palm Microphone (Deletes Compact)......Q757         $45.00

POWER AMPLIFIER (Option to the MTVA unit-N1671)
ADD: 25 Watt VHF Band (146-174 MHz)..........H34        $236.00
ADD: 25 watt UHF (449-470 MHz)..............Q149        $236.00
ADD: 15 Watt (806-870 MHz)..................Q150        $236.00
ADD: 12 Watt (896-941 MHz)..................Q151        $236.00
ADD: Trunk Mount Cable Kit (w/RFPA option)...H25         $40.00

             FIELD INSTALLED SECURENET DIGITAL ENCRYPTION (APC 432)

Order one of the following field installed SECURENET encryption modules if the radio it NOT currently equipped with SECURENET encryption. For installation instructions, please reference the MTS 2000 Service Manual 68-81200C40. (Digital Encryption is not available at 900MHz.)

DVP Encryption...........................NTN7281        $530.00
DVP-XL Encryption (Includes FRED)........NTN7282        $637.00
DES Encryption...........................NTN7279        $643.00
DES-XL Encryption (Includes FRED)........NTN7280        $749.00

NOTE: THE ABOVE SECURENET ENCRYPTION MODULES ARE NOT AVAILABLE WITH THE STARTSITE SYSTEM SOFTWARE PACKAGE (H36); DVP (H794) AND DES (H388) ENCRYPTION MODULES ARE NOT COMPATIBLE WITH SMARTNET (H37) OR ENHANCED SMARTNET (H38) SYSTEM SOFTWARE PACKAGES. SECURENET IS NOT COMPATIBLE WITH 900MHz OR 12.5KHz OPERATION.

                               FIELD PROGRAMMING

Contact the Worldwide System and Aftermarket Products Division (1-800-422-4210) for pricing and ordering information on the following:

MTS 2000 Field Programming Software (Includes 3.5" disks
& associated instr. manuals).............RVN4097

SmartRib.................................RLN1015
120V Power Supply.....................0180302E27

Battery Pack (Optional)..................RLN4488
(Standard 9 to 9 or 9 to 25 pin serial connectors required for computer to SRIB connection. 486 IBM compatible computer with 4MB RAM recommended.)

                           MANUAL SHIPMENT PROCEDURE

Each MTS 2000 portable radio includes a "Portable Radio Operating Instructions Manual". The customer may request all other manuals for the radio via the Publication order form section of the Help Card that is packaged with every radio.

CONTACT THE WORLDWIDE SYSTEM AND AFTERMARKET PRODUCTS DIVISION (1-800-422-4210) FOR PRICING AND ORDERING INFORMATION ON THE FOLLOWING:

                SERVICE MANUALS
Radio Theory/Troubleshooting..........6881200C15
Service Section-schematics, exploded views,
overlays, specs, model chart, assembly/
disassembly, encryption service.......6881200C40

               OPERATOR MANUALS
Operator's Manual-"I" model...........6881072C15
Operator's Manual-"II, III" models....6881072C45

                     Appendix B - Transcrypt International
                                 OEM Amendment

                       Chip Sets (includes Kits) Pricing

          Encryption Modules                     NTN1152D          DES Encryption Board                         **
          Astro/Saber                            NTN1153D          DES-XL Encryption Board                      **
                                                 NTN1146D          DVP Encryption**                             **
                                                 NTN1147D          DVP-XL Encryption Board**                    **

          Connector                                                     0905415V02 Radio Univ. Con.             **
          MTS2000 Radio / Accessory                                                  Accessory Con.             **

** DVP and DVP-XL Encryption Boards are only to be sold to Domestic Customers and only when associated with a future APCO 25 System. End user documentation required.

Five year price validity to be reviewed every six months. Price not to rise greater that the wholesale price index.

        OEM AGREEMENT BETWEEN MOTOROLA AND TRANSCRYPT INTERNATIONAL INC.
                                 JULY 15, 1996




                                1 July 15, 1996

                  Appendix B - Cont.  Transcrypt International
                       Chip Sets (includes Kits) Pricing

The following Astro integrated circuits:

                                  ADSIC - P/N 5105457W19                    $65.00
                                  ABACUS - P/N 5105457W20                   $38.00
                                  SLIC IV - P/N 5105457W06                  $31.00
                                  FRAN-N - P/N 5105625U31                   $17.00

The following Des and DES-XL Integrated Circuits:

                                  DES Chip - P/N 5183977M69                   **
                                  Encryption REX Chip 5105414S21              **
                                  DVP Encryption Chip 5105479G33              **
                                  DVP-XL Encryption Chip 5105479G35           **
                                  Encryption Module Controller (ASTRO) 51     **
                                  Encryption Module Controller (APCO) 51*     **

The following connectors will be made available to Transcrypt as required (price and delivery through Motorola National Parts).

                                  Encryption module mating connector
                                  FLASHport mating connector

Five year price validity to be reviewed every six months. Price not to rise greater that the wholesale price index.

* Module requested but as of yet is not designed availability and pricing to be made available at a later date.

        OEM AGREEMENT BETWEEN MOTOROLA AND TRANSCRYPT INTERNATIONAL INC.
                                  JULY 15, 1996

                                2 July 15, 1996

                                   Appendix C

                              Supplemental Charges

2.     Custom Software Services per section 4.4

       The cost per engineer shall be $** per year. Transcrypt International shall allow sufficient time to identify and assign additional engineers from the time of written notification by Transcrypt International of the requirement as follows:

         1 to 3 Engineers, 3 Months
         4 to 8 Engineers, 6 Months
         9 to 12 Engineers, 9 Months


        LICENSE AGREEMENT BETWEEN MOTOROLA AND TRANSCRYPT INTERNATIONAL
                                 JUNE 11, 1996